CHANTICLEER
HOLDINGS

NASDAQ: HOTR

EARNINGS PRESENTATION


AMERICAN
BURGER CO

BGR
THE BURGER JOINT


HOOTERS

Second Quarter 2016

Safe Harbor Statement

Statements in this presentation that are not descriptions of historical facts are forward-looking statements relating to future events, and as such all forward-looking statements are made pursuant to the Securities Litigation Reform Act of 1995. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, development of new stores, successful completion of the Company's proposed acquisitions and expansion, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. There can be no assurance that our actual results will not differ materially from expectations and other factors more fully described in our public filings with the U.S. Securities and Exchange Commission, which can be reviewed at www.sec.gov.

Second Quarter Highlights

- Strong revenue growth from acquisitions
- Store level operating results strengthening across all segments
  - Cost of Sales, Operating Expenses, G&A, EBITDA tracking towards target levels
  - Beginning to realize benefits of scale and expense rationalization initiatives
- Milestone Quarter -- Achieved EBITDA Profitability, Restaurant EBITDA >13%
- Strategically discontinued 6 international restaurants to focus growth on best performing assets
- Strong pipeline of growth opportunities within the brands – future growth focused on Franchising and Non-dilutive external financings

Financial Review

Consolidated Q2 2016 Operating Results *($ in Millions)*

	Three Months Ended							
	June 30, 2016			June 30, 2015				
		Amount	% of Revenue*		Amount	% of Revenue*	% Change
Restaurant sales, net	$	10.5	97.9%	$	8.4	97.3%	26%
Gaming income, net		0.1	0.9%		0.1	0.8%	37%
Management fees		0.0	0.2%		0.0	0.3%	0%
Franchise income		0.1	1.0%		0.1	1.6%	-
Total revenue	**$**	**10.8**	**100.0%**	**$**	**8.6**	**100.0%**	**25%**
Restaurant cost of sales		3.4	32.7%		2.9	34.5%	19%
Restaurant operating expenses		5.7	54.5%		4.9	58.4%	17%
Restaurant pre-opening and closing expenses		-	0.0%		0.3	4.0%	-100%
General and administrative		1.4	12.8%		1.8	21.0%	-24%
Depreciation and amortization		0.6	5.4%		0.3	3.2%	112%
Total expenses		**11.1**	**103.6%**		**10.2**	**118.4%**	**9%**
Loss from operations	**$**	**(0.4)**		**$**	**(1.6)**		
Restaurant EBITDA	**$**	**1.4**	**13%**	**$**	**0.7**	**8%**	**116%**
Adjusted EBITDA	**$**	**0.2**	**2%**	**$**	**(0.6)**	**-7%**	**133%**
EPS	**$**	**(0.03)**		**$**	**(0.21)**		**86%**

Revenue & Systemwide Store Count by Segment *($ in Millions)*

Revenue	Three Months Ended June 30, 2016 Restaurant	Gaming	Franchise	Management Fee	Total	% of Total	Store Count, end of period Company	Franchise	Total
Hooters Full Service	$ 3,240,281	$ 97,978	$ -	$ -	$ 3,338,259	31.0%	9	-	9
Better Burgers Fast Casual	5,794,929	-	103,387	-	5,898,316	54.9%	27	11	38
Just Fresh Fast Casual	1,490,418	-	-	-	1,490,418	13.9%	8	-	8
Corporate and Other	-	-	-	25,000	25,000	0.3%	-	-	-
Total Revenue	$ 10,525,629	$ 97,978	$ 103,387	$ 25,000	$ 10,751,994	100.0%	44	11	55

Revenue	Three Months Ended June 30, 2015 Restaurant	Gaming	Franchise	Mgmt Fee	Total	% of Total	Store Count, end of period Company	Franchise	Total
Hooters Full Service	$ 3,582,236	$ 71,749	$ -	$ -	$ 3,653,985	42.5%	8	-	8
Better Burgers Fast Casual	3,320,899	-	134,939	-	3,455,838	40.2%	15	11	26
Just Fresh Fast Casual	1,466,234	-	-	-	1,466,234	17.0%	7	-	7
Corporate and Other	-	-	-	25,000	25,000	0.3%	-	-	-
Total Revenue	$ 8,369,369	$ 71,749	$ 134,939	$ 25,000	$ 8,601,057	100.0%	30	11	41

Total Revenue by Concept


Q2 15
0.3%
17.0%
42.5%
40.2%
Hooters Full Service
Better Burgers Fast Casual
Just Fresh Fast Casual
Corp & Other


Q2 16
0.3%
13.9%
30.9%
54.9%
Hooters Full Service
Better Burgers Fast Casual
Just Fresh Fast Casual
Corp & Other

**Total Reported Revenue - Not normalized*

Better Burger Targets

Burger Business			
	Q1	Q2	Target
COS %	32.3%	32.2%	31%
OPEX %	54.9%	54.3%	54%
Restaurant EBITDA%	12.4%	13.3%	17%
G&A%	10.3%	8.7%	6%
Adjusted EBITDA	5.4%	6.3%	11%

Action Plans and Initiatives	
Revenue Initiatives	• Strong pipeline for organic store growth via external financing • Franchising - BGR and LBB • Menu/price changes, marketing initiatives
Cost Reduction Initiatives	• Beverage contract renegotiations • Supplier consolidation • Lease renegotiations • Staffing model, overhead rationalization

Just Fresh Targets

Just Fresh			
	Q1	Q2	Target
COS %	36.0%	34.0%	33%
OPEX %	53.5%	49.9%	50%
Restaurant EBITDA%	12.0%	16.1%	17%
G&A%	9.8%	7.7%	6%
Adjusted EBITDA	2.2%	8.4%	11%

Action Plans and Initiatives	
Revenue Initiatives	• Menu and pricing changes underway • Expanding catering and YMCA ramping up
Cost Initiatives	• Vendor evaluations • Staffing adjustments • Lease evaluations • Overhead rationalization

Hooters Targets

Hooters			
	Q1	Q2	Target
COS %	34%	33.0%	32%
OPEX %	69%	57.4%	57%
Restaurant EBITDA%	0%	12.2%	13%
G&A%	7%	6.6%	5%
Adjusted EBITDA	(7)%	5.6%	8%

Action Plans and Initiatives	
Revenue Initiatives	• Menu and pricing changes underway • New gaming terminals, chairs • South Africa marketing and event initiatives
Cost Initiatives	• Vendor changes, import strategies • Staffing adjustments • Lease renegotiations • Overhead rationalization • Exit Australia and Hungary

Consolidated Targets

Consolidated			
	Q1	Q2	Target
COS %	33%	32.7%	32-33%
OPEX %	60%	54.5%	52-54%
Restaurant EBITDA%	9%	13.4%	14-16%
G&A%	15%	12.8%	9-10%
Adjusted EBITDA	(6)%	1.8%	4-7%

Action Plans and Initiatives

- Post acquisition consolidation initiatives
- Standardizing accounting and point of sale systems –streamlined process, control and efficiency
- Reviewing / changing professional service providers
  - Audit fee reductions
  - Legal and other professional fees
- Consolidating vendors
- Formalizing operational profit reviews – cultural shift to delivering profitable results

Balance Sheet Comparison

Dollars in millions	June 30, 2016	December 31, 2015
Assets		
Cash	$1.0	$1.2
Property, Plant & Equipment	11.6	12.1
Goodwill & Intangible Assets	19.2	19.5
Total Assets	36.6	42.2
Liabilities		
Accounts Payable & Accrued Expenses	$5.4	$4.7
Debt, Conv. Debt, & Capital Leases	9.9	9.3
Total Liabilities	21.1	20.4
Stockholders' Equity	15.5	21.8

Rolling Out New Stores: Attractive Cost of Capital

- Strong opportunity to grow store count in all segments –
- Financing strategies:
  - EB-5 Financing
    - Initial Little Big Burger locations - Hillsboro & Portland, Oregon
  - LOI with U.S. investor to fully fund restaurant openings
    - Up to 10 Little Big Burger restaurants in Seattle and other markets
    - Near closing on first two stores – Seattle and Portland
- Franchise Strategy
  - Expand regional brands domestically and internationally
  - New BGR franchise location: Frederick, Maryland
    - Additional restaurants planned for opening in the Baltimore-Washington D.C. market
    - Strong international pipeline

Operational Review/Growth Strategy

Long Term Growth Strategy

2013-2015	Current Focus	Future
Acquired Fast Casual Concepts	**Drive Margins and Profits**	**Make Additional Regional Brand Acquisitions**

2013-2015 — Acquired Fast Casual Concepts

- Acquired 4 better burger concepts
  - Little Big Burger
  - BGR The Burger Joint
  - BT's Burger Joint
  - American Burger Co
- Just Fresh

Current Focus — Drive Margins and Profits

- Drive efficiencies – moved business to EBITDA profitability
- Grow organically

Future — Make Additional Regional Brand Acquisitions

- Proven success with regional brand acquisitions
- Augment organic growth
- Drive public company scale

Achieve Sustained, Long-Term Growth in Shareholders' Equity

Conclusion

EBITDA Growth	• Near term strategy to realize significant near term efficiencies • Driving EBITDA growth
Organic Growth in Burger Business	• Expanding franchisor strategy to Little Big Burger • Leveraging EB-5 platform • Driving comp performance
Enhancing Profitability of Hooters Business	• Core regions performing well • Brand continues to grow internationally • Discontinued underperforming assets
Positioning For Long Term Growth Through Adding Additional Regional Brands	• Regional brand strategy is working; unit economics are excellent • Long term goal to significantly scale to better drive efficiencies

Appendix - Use of Non-GAAP Measures

Chanticleer Holdings, Inc. prepares its condensed consolidated financial statements in accordance with United States generally accepted accounting principles ("GAAP"). In addition to disclosing financial results prepared in accordance with GAAP, the Company discloses information regarding Adjusted EBITDA and Restaurant EBITDA, which differ from the term EBITDA as it is commonly used. In addition to adjusting net income (loss) from continuing operations to exclude taxes, interest, and depreciation and amortization, Adjusted EBITDA also excludes pre-opening and closing costs for our restaurants, non-cash expenses, transaction-related expenses, change in fair value of derivative liability and other income and expenses. In addition, Restaurant EBITDA also excludes management fee income and general and administrative expenses. Adjusted EBITDA and restaurant EBITDA are not measures of performance defined in accordance with GAAP. However, adjusted EBITDA and restaurant EBITDA are used internally in planning and evaluating the company's operating performance and by the Company's creditors. Accordingly, management believes that disclosure of these metrics offers investors, bankers and other stakeholders an additional view of the company's operations that, when coupled with the GAAP results, provides a more complete understanding of the Company's financial results. Adjusted EBITDA and Restaurant EBITDA should not be considered as alternatives to net loss or to net cash used in operating activities as a measure of operating results or of liquidity. It may not be comparable to similarly titled measures used by other companies, and it excludes financial information that some may consider important in evaluating the company's performance. A reconciliation of GAAP net income (loss) to Adjusted EBITDA and Restaurant EBITDA is included in the accompanying financial schedules. For further information, please refer to Chanticleer's Quarterly Report on Form 10-Q filed with the SEC on November 16, 2015, available online at www.sec.gov.

Appendix - EBITDA Reconciliation *($ in Millions)*

Chanticleer Holdings, Inc. and Subsidiaries

Reconcilation of Net Loss to EBITDA

(Unaudited)

	Three Months Ended				Six Months Ended			
	June 30, 2016		June 30, 2015		June 30, 2016		June 30, 2015	
Consolidated net loss	$	(599,217)	$	(2,623,945)	$	(1,516,817)	$	(4,627,682)
Interest expense		650,478		1,373,797		1,251,405		2,078,649
Income tax		51,405		(7,783)		85,393		(43,252)
Depreciation and amortization		577,942		272,306		1,148,382		619,255
EBITDA	$	**680,607**	$	**(985,626)**	$	**968,363**	$	**(1,973,029)**
Restaurant pre-opening and closing expenses		-		336,580		7,555		339,339
Change in fair value of derivative liabilities		(513,439)		(232,854)		(1,129,101)		(570,907)
Loss on extinguishment of debt		-		170,089		-		170,089
Equity in losses of investments		-		-		-		-
Asset impairment charge		-		-		-		-
Transaction-related expenses		-		384,430		98,399		820,145
Other income		27,706		(265,542)		19,969		(103,146)
Adjusted EBITDA	$	**194,875**	$	**(592,922)**	$	**(34,814)**	$	**(1,317,509)**
General and administrative expenses		1,374,835		1,418,797		2,951,316		2,692,729
Franchise revenues		(103,387)		(134,939)		(285,939)		(150,998)
Management fee revenue		(25,000)		(25,000)		(50,000)		(50,000)
Restaurant EBITDA	$	**1,441,322**	$	**665,936**	$	**2,580,563**	$	**1,174,222**

CHANTICLEER HOLDINGS

NASDAQ: HOTR

THANK YOU


AMERICAN
BURGER CO


BGR
THE BURGER JOINT




HOOTERS

Investor Contact:
Institutional Marketing Services (IMS)
Investor Relations
(203) 972-9200
jnesbett@institutionalms.com

Investor Contact:
Chanticleer Holdings, Inc.
Investor & Media Relations
(704) 366-5122
ir@chanticleerholdings.com